EXHIBIT 4.1


NUMBER                                                                 SHARES

              Incorporated under the laws of the State of Delaware




                                 MascoTech, Inc.


                     Authorized To Issue: 275,000,000 Shares

                                                               See Reverse for
                                                             Certain Definitions


250,000,000 Common Shares                          25,000,000 Preferred Shares
   Par Value $1.00 Each                                Par Value $1.00 Each





This is to Certify that
_____________________________________________________________ is the owner of
_____________________________________________________________________ fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated


                                                     [SEAL]
--------------------------------------
              Secretary                              Vice President

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common             UNIF GIFT MIN ACT - ______ Custodian _______
                                                                     (Cust)           (Minor)
     TEN ENT  - as tenants by the entireties     under Uniform Gifts to Minors
                                                 Act _____________________
     JT TEN   - as joint tenants with right of           (State)
              survivorship and not as tenants
              in common
              Additional abbreviations may also be used though not
              in the above list

     For value received _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------

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              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)

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__________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated ______________________                ________

                     In presence of


_____________________________________                ___________________________